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                                                                  Exhibit 10.157


                                  MORTGAGE NOTE
                                  -------------


$4,500,000.00                                            Date: January 17, 2002
                                                         Columbus, Ohio


                  FOR VALUE RECEIVED, HOCKING VALLEY MALL, LLC, a Delaware limited liability company, ("MAKER"), promises to pay without defalcation or offset and except as may otherwise be provided, without notice or demand, to the order of GOLDEN AMERICAN LIFE INSURANCE COMPANY, a Delaware corporation (herein called "PAYEE") having an address c/o ING Investment Management, 5780 Powers Ferry Road, N.W., Suite 300, Atlanta, Georgia 30327-4349, in lawful money of the United States of America, the sum of FOUR MILLION FIVE HUNDRED THOUSAND and no/100 Dollars ($4,500,000.00) (the "LOAN"), or so much thereof as is advanced by Payee from time to time, and to pay interest in arrears, calculated on the basis of a 360 day year comprised of twelve (12) months each having thirty (30) days, from the date of disbursement on the unpaid balance of the principal sum outstanding in like money at the rate of six and seventy-eight one hundredths percent (6.78%) per annum (the "INTEREST RATE") as hereinafter set forth:

                  1.       PAYMENTS.

                           (a) INTEREST ONLY PAYMENT. Maker shall make a payment
of interest only at the Interest Rate on the first day of February, 2002.

                           (b) REGULAR MONTHLY INSTALLMENTS. Commencing on the
first day of March, 2002, and continuing on the first day of the next succeeding, consecutive one hundred seventy-eight (178) calendar months, Maker will pay to Payee equal monthly installments of principal and interest in an amount sufficient to amortize the Loan over fifteen (15) years, each in the sum of Thirty-Nine Thousand Eight Hundred Ninety-Five and 81/100 Dollars ($39,895.81) (the "MONTHLY INSTALLMENT").

                           (c) MATURITY. On February 1, 2017 (the "MATURITY
DATE"), this Note shall mature and the entire unpaid principal balance hereof, together with accrued interest thereon, and all other sums which may be due and payable pursuant to the Mortgage (as hereinafter defined) or other Loan Documents (as defined in the Mortgage), shall become due and payable in full. At Payee's sole discretion, notwithstanding the Maturity Date set forth above, Payee shall have the option (the "CALL OPTION") to declare the entire amount of then outstanding principal and all unpaid accrued interest thereon to be immediately due and payable on any one of the following dates (the "CALL DATES"): March 1, 2007 and March 1, 2012. Such Call Option shall be exercised by Payee by giving written notice to Maker at least six (6) calendar months prior to the applicable Call Date. Such notice having been given, this Note shall mature and the entire unpaid principal balance hereof, together with accrued interest thereon, and


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all other sums which may be due and payable pursuant to the Mortgage and the other Loan Documents, shall become due and payable in full on the applicable Call Date.

                           (d) PLACE AND MANNER OF PAYMENTS. All payments
(including prepayments) to be made in respect of principal, interest or other amounts due from Maker hereunder or under any other Loan Document shall be payable by 12:00 Noon, Pittsburgh time, on the day when due. Such payments shall be made to Payee's loan correspondent, Holliday Fenoglio Fowler L.P. at Suite 200, Law & Finance Building, 429 Fourth Avenue, Pittsburgh, PA 15219-1503, any successor loan correspondent or any other addressee from time to time designated by Payee ("PAYEE'S CORRESPONDENT"), in lawful money of the United States of America in funds immediately available at such office without setoff, counterclaim or other deduction of any nature. Any such payment received by Payee's Correspondent after 2:00 P.M., Pittsburgh time, on any day shall be deemed to have been received on the next succeeding Business Day (as hereinafter defined). Whenever any payment to be made under this Note or any other Loan Document shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next following Business Day and such extension of time shall be included in computing interest, if any, in connection with such payment. To the extent permitted by law, after there shall have become due (by acceleration or otherwise) interest or any other amounts due from Maker hereunder or under any other Loan Document, such amounts shall bear interest for each day until paid (before and after judgment), payable on demand, at the Default Rate (as hereinafter defined).

                           (e) APPLICATION OF PAYMENTS. All Monthly Installments
shall be applied first to the payment of interest and the remainder thereof shall be applied to the reduction of principal.

                  2. DEFAULT RATE. Notwithstanding the stated Interest Rate, from and after the date of any Event of Default (as hereinafter defined), and after the maturity hereof, the Loan shall bear interest at the lesser of (a) eleven and seventy-eight one hundredths percent (11.78%), or (b) the highest interest rate permitted under the laws where the Land is located (the "DEFAULT RATE"), which Default Rate shall be effective before and after judgment.

                  3. LATE CHARGE. In addition to the foregoing, in the event any installment of interest, principal, principal and interest, or escrow deposit provided for herein becomes overdue by fifteen (15) days or more, Maker shall, upon demand, pay a late charge as determined by Payee not to exceed four percent (4%) of any such overdue payment as compensation for the additional services resulting from such overdue payment, which "late charge" shall be payable on demand. This charge shall be in addition to, and not in lieu of, any other remedy Payee may have and is in addition to any reasonable fees and charges of any agents or attorneys which Payee is entitled to employ upon the occurrence of any default hereunder, whether authorized herein, or by law. Collection of said late charge shall not be deemed a waiver by Payee of any of its other rights or remedies under this Note or any other Loan Documents.


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                  4.       PREPAYMENT PRIVILEGE. As used herein, "FIRST LOAN
YEAR" shall mean the calendar year commencing on February 1, 2002 and each succeeding "Loan Year" shall commence on each February 1st thereafter.

                  Maker shall have the privilege, in the absence of an uncured Event of Default, of making prepayments in full of the outstanding principal amount of the Loan, together with any unpaid interest, on any Monthly Installment due date as follows:

                  (a) No prepayment in whole or in part shall be permitted prior to August 31, 2002 (the "LOCKOUT PERIOD");

                  (b) Commencing September 1, 2002 and continuing through the term of the Note, the principal balance of the Loan may be prepaid in full, but not in part, on any regular scheduled Monthly Installment date, provided that: (1) not later than sixty (60) days prior to such prepayment, Maker shall deliver written notice to Payee that Maker intends to prepay the Note in full on the date specified in such notice; and (2) Maker shall pay to Payee at the time of such prepayment, a sum (the "PREPAYMENT PREMIUM") which, together with the amount prepaid, shall be sufficient to enable Payee to invest in a U.S. Treasury obligation or other similar investment selected by Payee for the remaining term of the Note or until the next applicable Call Date, whichever is sooner, to produce as nearly as possible the same effective yield to maturity as the Loan (or the same effective yield to the next Call Date, if the next Call Date is sooner than the Maturity Date). Such Prepayment shall be the greater of the following calculations:

                  (i) the sum of (x) the present value of the scheduled Monthly Installments on the Loan from the date of prepayment to the Maturity Date (or, if earlier, the next Call Date) and (y) the present value of the amount of principal and interest due on the Maturity Date or such earlier Call Date, as the case may be (assuming all scheduled Monthly Installments due prior to the Maturity Date or such earlier Call Date, as the case may be, were made when due), minus (z) the outstanding principal balance of the Loan as of the date of prepayment. The present values described in clauses (x) and (y) shall be computed on a monthly basis as of the date of prepayment, discounted at the yield of the U.S. Treasury obligation closest in maturity to the remaining term of the Loan or such earlier Call Date, as the case may be (as reported in THE WALL STREET JOURNAL or similar publication, or if THE WALL STREET JOURNAL is unavailable on such day, from the Federal Reserve Bank of New York, on the fifth
(5th) business day prior to the date of prepayment); or

                  (ii) One percent (1%) of the then outstanding principal balance of the Loan.

                  Except as provided in the next sentence, in no event shall the amount prepaid be less than the total amount of the then outstanding principal and accrued and unpaid interest thereon plus one percent (1%) thereof. Notwithstanding the foregoing Lockout Period, in the event of acceleration of the Note at any time and subsequent involuntary or voluntary prepayment, the Prepayment Premium shall be payable except for a prepayment which results from
(a) application of proceeds from insured damage, condemnation or other taking of the Property when no Event of Default (as hereinafter defined) exists, or (b) as to any prepayment


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which is made within thirty (30) days prior to the Maturity Date (and any Call
Date regardless of whether Payee has exercised its Call Option). In the event the Prepayment Premium was ever construed by a court having jurisdiction thereof to be an interest payment, in no event shall the Prepayment Premium ever exceed an amount equal to the excess, if any, of (i) interest calculated at the highest applicable rate permitted by applicable law, as construed by courts having jurisdiction thereof, on the principal balance hereof from time to time outstanding from the date hereof to the date of such acceleration, less (ii) interest theretofore paid and accrued on the Note. Under no circumstances shall the Prepayment Premium ever be less than zero.

                  5. OPEN-END MORTGAGE AND SECURITY AGREEMENT. This Note evidences the Loan and all other amounts payable by Maker hereunder or under any other Loan Document. This Note is secured by and entitled to the benefits of:
(a) an Open-End Mortgage and Security Agreement of even date herewith (the "MORTGAGE") from Maker to Payee, encumbering certain premises located in the City of Lancaster, County of Fairfield, State of Ohio (the "LAND"); and (b) the other Loan Documents.

                  6. REAL PROPERTY TAX AND INSURANCE PREMIUM ESCROWS. Maker shall pay to Payee's Correspondent, with each monthly payment of interest and principal required to be paid under this Note, an amount equal to one-twelfth (1/12th) of the annual insurance premiums to be carried on the Land as required by the Mortgage and the real estate taxes on the Land next to become due, as estimated by Payee, so that Payee will have sufficient funds on hand to pay all such insurance premiums and real estate taxes thirty (30) days prior to the due date thereof. Further, if required by Payee, any deficiency in such sums shall immediately be paid by Maker to Payee's Correspondent. Monies so paid for insurance premiums and real estate taxes shall be held in an account established for such payments, but may be commingled with other similar payments made for other loans. Neither Payee nor Payee's Correspondent shall have any obligation to pay any interest to Maker or to any third party on any such funds.

                  7. INCORPORATION OF COMMITMENT. All terms of the loan application from Payee to Maker dated December 20, 2001, as approved by Payee's letter dated January 11, 2002 (as may be amended from time to time, collectively, the "COMMITMENT") are incorporated herein by reference and made a part hereof. In the event there is a conflict between the express provisions of the Commitment and the express provisions hereof or of the Mortgage, the provisions of this Note and the Mortgage shall govern and control.

                  8. EVENT OF DEFAULT; REMEDIES. Upon the occurrence of an Event of Default (as hereinafter defined): (a) the entire unpaid balance of the Loan, and all other sums paid by any holder hereof to or on behalf of Maker, or any successor in interest to the Land, pursuant to the terms of this Note, together with unpaid interest thereon, including interest at the Default Rate as applicable, at the option of Payee or the then holder hereof and without notice, shall become immediately due and payable, and one or more executions may forthwith issue on any judgment or judgments obtained by virtue hereof; and (b) Payee or the then holder hereof may exercise all of its rights and remedies provided it in the Mortgage, the other Loan Documents, at law or in equity. No failure on the part of any holder hereof to exercise any of the rights hereunder or under the Mortgage shall be deemed a waiver of such rights or of any Event of Default hereunder


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or thereunder. As used herein, "EVENT OF DEFAULT" shall mean: (i) any failure to make any payment of any installment of interest or of principal and interest or any sums due hereunder within ten (10) days of the date when due; or (ii) the occurrence of any Event of Default as defined in the Mortgage.

                  Maker hereby releases Payee from all errors and defects whatsoever in entering such action and judgment and in causing such writ or writs of possession to be issued. If for any reason after such action has been commenced the same shall be discontinued or possession of the Land or the Improvements shall remain in or be restored to Maker, Payee shall have the right for the same Event of Default, or any subsequent Event of Default, to bring one or more further actions as above provided to recover possession of the Land or the Improvements and for amounts then due. Payee may bring such actions before or after judgment on this Note or after a foreclosure sale of the Land or Improvements.

                  9. TAXES; REVENUE STAMPS. If at any time the United States Government, the State of Ohio, or any department or bureau thereof shall require internal revenue stamps on this Note, upon demand, Maker shall pay for same; and upon default in such payment within fifteen (15) days after demand for same, the holder of this Note may pay for such stamps and add the amount so paid to the principal debt evidenced by this Note and secured by the Mortgage, and said additional principal shall bear interest at the Interest Rate. If any law or ordinance adopted hereafter imposes a tax on the holder hereof with respect to this Note, the holder shall have the right at its election from time to time to require Maker, upon sixty (60) days notice, to pay such tax and, if not so paid, the holder hereof may pay such sum, which sum shall thereafter be added to the principal debt evidenced by this Note and secured by the Mortgage, and said additional principal shall bear interest at the Interest Rate. No Prepayment Premium shall apply to any payment made in a timely manner by Maker pursuant to any notice under this Paragraph 9. All of the obligations herein contained shall be absolute and unconditional, without regard to the liability of any other party hereto.

                  10.      INTENTIONALLY OMITTED.

                  11. SUCCESSORS AND ASSIGNS; GOVERNING LAW. This obligation shall bind Maker and its successors and assigns, and the benefits hereof shall inure to Payee and its successors and assigns, and subsequent holders hereof. This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Ohio.

                  12. PARTIAL INVALIDITY. In case any term or provision of this Note or the application thereof to any Person (as hereinafter defined) or any circumstance shall to any extent be unenforceable or invalid for any reason, the remainder of this Note, or the application of such term or provision to Persons or circumstances other than those as to which it is invalid or unenforceable, shall not be impaired thereby, and such provision shall be deemed modified to the extent necessary to be enforceable, or if such modification is not practicable, shall be deleted from this Note.


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                  13.      DEFINITIONS. All capitalized terms used herein and
not defined herein shall have the same meaning as set forth in the Mortgage. The word "BUSINESS DAY" shall mean any day other than a Saturday, Sunday, public holiday under the laws of the State of Ohio or other day on which banking institutions are authorized or obligated to close in Columbus, Ohio. The word "MAKER" shall mean Hocking Valley Mall, LLC, a Delaware limited liability company, and its successors and assigns. The word "PERSON" shall mean an individual, corporation, partnership, trust, unincorporated association, joint venture, joint-stock company, government (including political subdivisions), governmental authority or agency, or any other entity.

                  14. PAYEE'S RECORDS CONTROLLING. The unpaid principal amount of this Note, the unpaid interest accrued hereon, the interest rate or rates applicable to such unpaid principal amount and the duration of such applicability shall at all times be ascertained from the records of Payee, which shall be conclusive absent manifest error.

                  15. WAIVERS. Maker hereby expressly waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, the Mortgage and the other Loan Documents, and an action for amounts due hereunder or thereunder shall immediately accrue.

                  16. NOTICES. All notices, requests, demands, directions and other communications (collectively, "NOTICES") under the provisions hereof shall be in writing unless otherwise expressly permitted hereunder, shall be sent as provided in the Mortgage, and shall be effective when received.

                  17. ATTORNEY'S FEES. If this Note is placed in the hands of an attorney at law for collection by reason of default on the part of Maker, Maker hereby agrees to pay to Payee in addition to the sums stated above, the actual costs of collection, including reasonable attorneys' fees incurred by Payee in connection therewith.

                  18. NO ORAL MODIFICATION. This Note may not be amended, modified or supplemented orally, but only by written instrument signed by all parties hereto.

                  19. LIMITATION ON RECOURSE. The liability of Maker for the obligations of Maker hereunder shall be limited as provided in Section 6.19 of the Mortgage.



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                  IN WITNESS WHEREOF, Maker has duly executed and delivered this
Note as of the day and year first above written.


Signed in the Presence of:    HOCKING VALLEY MALL, LLC,
                              a Delaware limited liability company

                                 By: GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a
                                     Delaware limited partnership, Its sole
                                     Member
                                     By: Glimcher Properties Corporation,
                                         its general partner
/s/ Joyce D. Hunter
----------------------------
Print Name: Joyce D. Hunter
          ------------------

/s/ David J. Deely                   By: /s/ George A. Schmidt
----------------------------             ---------------------------------------
Print Name: David J. Deely               George A. Schmidt,
            ----------------             Executive Vice President








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